EXHIBIT 10.27

AMENDMENT NO. 1 TO CREDIT AGREEMENT
This Amendment No. 1 to Credit Agreement, dated as of June 24, 2013 (this “Amendment”) is entered into by and among Deckers Outdoor Corporation (the “Borrower”) and the Lenders party hereto with reference to the Amended and Restated Credit Agreement, dated as of August 10, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Consent. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the Lenders party hereto hereby consent to the Borrower changing the fiscal year of the Borrower and its Subsidiaries, such change being effective if, when and upon the terms and conditions approved by the Borrower’s Board of Directors, such that the fiscal year end would be March 31 of each calendar year, and confirm that such change in fiscal year is permitted pursuant to Section 6.09 of the Credit Agreement.
2.    Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“DBT” means Deckers (Beijing) Trading Co., Ltd., a wholly-owned Subsidiary of the Borrower organized under the laws of China.
“Deckers Shanghai” means a wholly-owned Subsidiary of the Borrower organized under the laws of Shanghai.
(b)    Clause (l) of Section 6.01 of the Credit Agreement is hereby amended by replacing the reference therein to “$67,500,000” with a reference to “$72,000,000”.
(c)    Section 6.01 of the Credit Agreement is hereby amended by removing the word “and” at the end of clause (l) thereof, by replacing the period at the end of clause (m) thereof with a semicolon and by adding new clauses (n) and (o) thereto as follows:

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“(n)    unsecured Indebtedness of DBT and/or Deckers Shanghai in an aggregate outstanding principal amount not to exceed $12,500,000 at any time; and
(o)    loans and advances pursuant to Section 6.04(d)(iii).”
(d)    Clause (x) of the proviso to Section 6.04(c) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(x) the Total Adjusted Leverage Ratio would not exceed on a pro forma basis as of the last day of the most recently-ended fiscal quarter (A) 2.75 to 1.00, in the case of the fiscal quarters ending June 30, March 31 and December 31 of any fiscal year, and (B) 3.25 to 1.00, in the case of the fiscal quarter ending September 30 of any fiscal year”.
(e)    Clause (d) of Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows
“(d)    (i) loans and advances by any Foreign Subsidiary to any other Foreign Subsidiary, (ii) purchases or other acquisitions by any Foreign Subsidiary of the capital stock of any other Foreign Subsidiary and (iii) loans and advances by any Foreign Subsidiary located in China to any banking institution located in China, so long as (x) such banking institution makes a loan in such amount to any other Foreign Subsidiary located in China and (y) such banking institution is required to repay such loan or advance to the Foreign Subsidiary making such loan or advance using the proceeds of any payment received by such banking institution from such other recipient Foreign Subsidiary located in China;”
(f)    Clause (k) of Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(k) capital contributions to DBT and Deckers Shanghai in an aggregate amount not to exceed $40,000,000 after the Effective Date;”
(g)    Section 6.06 of the Credit Agreement is hereby amended by amending and restating subclauses (x) and (y) of clause (d)(ii) thereto in their entirety as follows: “(x) $150,000,000, in the case of any such Restricted Payment to be made in the calendar quarter ending March 31, June 30 or December 31 of any calendar year of the Borrower, and (y) $75,000,000, in the case of any such Restricted Payment to be made in the calendar quarter ending September 30 of any calendar year of the Borrower”.
(h)    Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“SECTION 6.12 Capital Expenditures. Make or become legally obligated to make any Capital Expenditure, except for (i) by the Borrower in connection with its headquarters building not to exceed $80,000,000 in the aggregate after August 30, 2011 and (ii) other Capital Expenditures in the ordinary course of business not exceeding $65,000,000 in the aggregate for the Borrower and its

EXHIBIT 10.27

Subsidiaries during any four-fiscal-quarter period of the Borrower; provided, however, that so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth above, if not expended in the four-fiscal-quarter period for which it is permitted above, may be carried over for expenditure in the two four-fiscal-quarter periods beginning on the last day of such four-fiscal-quarter period; and provided, further, if any such amount is so carried over, it will be deemed used in the applicable subsequent four-fiscal-quarter periods before the amount permitted to be used in such four-fiscal-quarter period.”
(i)    Exhibit C to the Credit Agreement (Form of Compliance Certificate) is hereby deemed to be amended to reflect the amendments described in clauses (b) through (h) of this Section 2.
3.    Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date” that the Administrative Agent shall have received each of the following:
(a)     counterparts of this Amendment duly executed by the Borrower, Lenders constituting Required Lenders and the Administrative Agent;
(b)    a written consent hereto (the “Consent”) executed by the Guarantors in substantially the form of Exhibit A attached hereto; and
(c)    all fees required to be paid to the Administrative Agent or any Lender and all expenses for which reasonably detailed invoices have been presented on or before the Amendment Effective Date shall have been paid.
4.    Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of such certification, the representations and warranties contained in subsections (i) and (ii) of Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01 of the Credit Agreement, and (b) no Default now exists.
5.    Confirmation. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.
6.    Counterparts. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. In addition to and without limitation of any of the foregoing, this Amendment shall be deemed to be a Loan Document and shall otherwise be subject to all of the terms and conditions contained in Sections 9.09 and 9.10 of the Credit Agreement, as amended by the Amendment, mutatis mutandi.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.
DECKERS OUTDOOR CORPORATION
By:/s/ Thomas A. George
Name: Thomas A. George
Title: Chief Financial Officer

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JPMORGAN CHASE BANK, N.A., as a Lender
By:/s/ Jeff Bailard
Name: Jeff Bailard
Title: Executive Director

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________________, as a Lender
By:
Name:
Title:

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ACKNOWLEDGED BY:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:_/s/ Catherine Park______________________________
Name: Catherine Park
Title: Vice President

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Exhibit A to Amendment No. 1
CONSENT
Dated as of _____________, 2013
Each of the undersigned hereby (a) acknowledges that (i) it has reviewed Amendment No. 1, dated as of June __, 2013 (the “Amendment”; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Amendment) to the Amended and Restated Credit Agreement, dated as of August 12, 2012, among Deckers Outdoor Corporation, as the Borrower, the Lenders party thereto and the Administrative Agent, (ii) the Guaranty and each other Loan Document to which it is a party remains in full force and effect, and (iii) under the terms of the Guaranty, it guarantees the Guarantied Obligations (as defined in the Guaranty), and (b) agrees that the Guaranty and each other Loan Document to which it is a party is hereby reaffirmed, ratified, approved and confirmed in each and every respect, except that, upon the effectiveness of, and on and after the date of, this Amendment, each reference in the Guaranty or such other Loan Document to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by the Amendment.
DECKERS CONSUMER DIRECT CORPORATION
By:
Name:
Title:
DECKERS RETAIL, LLC
By:
Name:
Title:
TSUBO, LLC
By:
Name:
Title:

A-1

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DECKERS CABRILLO, LLC
By: Deckers Outdoor Corporation, its sole Member

By:
Name:
Title:
DECKERS ACQUISITION, INC.
By:
Name:
Title:

A-2